Exhibit 4.11

GPT OPERATING PARTNERSHIP LP
Issuer
GRAMERCY PROPERTY TRUST
Guarantor
- and -
[____________________________]
Trustee

INDENTURE

Dated as of ____________
Senior Debt Securities
Guaranties of Senior Debt Securities

Certain Sections of this Indenture relating to Sections 310 through 318, inclusive, of the Trust Indenture Act of 1939:

Trust Indenture Act Section	Indenture Section
§ 310(a)(1)	6.09
(a)(2)	6.09
(a)(3)	Not Applicable
(a)(4)	Not Applicable
(b)	6.08, 6.10
§ 311(a)	6.13
(b)	6.13
§ 312(a)	7.01
7.02
(b)	7.02
(c)	7.02
§ 313(a)	7.03
(b)	7.03
(c)	7.03
(d)	7.03
§ 314(a)	7.04
(a)(4)	1.01
10.04
(b)	Not Applicable
(c)(1)	1.02
(c)(2)	1.02
(c)(3)	Not Applicable
(d)	Not Applicable
(e)	1.02
§ 315(a)	6.01
(b)	6.02
(c)	6.01
(d)	6.01
(e)	5.14
§ 316(a)	1.01
(a)(1)(A)	5.02, 5.12
(a)(1)(B)	5.13
(a)(2)	Not Applicable
(b)	5.08
(c)	1.04
§ 317(a)(l)	5.03
(a)(2)	5.04
(b)	10.03
§ 318(a)	1.07
NOTE:This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

i

TABLE OF CONTENTS
(continued)

ii

TABLE OF CONTENTS
(continued)

iii

INDENTURE, dated as of ____________________, among GPT OPERATING PARTNERSHIP LP, a limited partnership duly organized and existing under the laws of the State of Delaware (herein called the “Operating Partnership”), having its principal office at 90 Park Avenue, 32nd Floor, New York, NY 10016; GRAMERCY PROPERTY TRUST, a real estate investment trust duly organized and existing under the laws of the State of Maryland (herein called the “Guarantor”), having its principal office at 90 Park Avenue, 32nd Floor, New York, NY 10016; and _________________, as Trustee (herein called the “Trustee”).
RECITALS
The Operating Partnership has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the “Securities”), unlimited as to principal amount and which will be guaranteed by the Guarantor, to bear such fixed or floating rates of interest, to mature at such time or times, to be issued in one or more series and to have such other provisions as shall be fixed as hereinafter provided.
The Guarantor has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its guaranty in respect of series of the Securities issued hereunder.
All things necessary to make this Indenture a valid and legally binding agreement of the Operating Partnership and the Guarantor, in accordance with its terms, have been done.
NOW, THEREFORE, THIS INDENTURE WITNESSETH:
For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of Series thereof, as follows:
ARTICLE I
DEFINITIONS
SECTION 1.01    Definitions.
For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:
(1)    the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;
(2)    all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;
(3)    all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with United States generally accepted accounting principles, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted as consistently applied by the Operating Partnership at the date of such computation;

(4)    unless the context otherwise requires, any reference to an “Article,” a “Section” or an “Exhibit” refers to an Article, a Section or an Exhibit, as the case may be, of or to this Indenture; and
(5)    the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.
Certain terms, used principally in Article Six and Article Thirteen, are defined in those Articles.
“Act,” when used with respect to any Holder, has the meaning specified in Section 1.04.
“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
“Authenticating Agent” means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities of one or more series.
“Authorized Newspaper” means a newspaper, in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.
“Board of Trustees” means the board of trustees of the Guarantor, on behalf of the Guarantor or as the sole general partner of the Operating Partnership, as the case may be, or any committee of such board duly authorized to act generally or in any particular respect for the Guarantor or as the sole general partner of the Operating Partnership, as applicable, hereunder. The term “board of trustees” means the board of trustees of the Guarantor, and does not include committees of such board of trustees.
“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Guarantor to have been duly adopted by the Board of Trustees, on behalf of the Guarantor or as the sole general partner of the Operating Partnership, as applicable, to have been duly adopted by the Board of Trustees of the Guarantor, on behalf of the Guarantor or as the sole general partner of the Operating Partnership, as applicable and to be in full force and effect on the date of such certification, and delivered to the Trustee.
“Business Day,” when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

“Commission” means the United States Securities and Exchange Commission, from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument the United States Securities and Exchange Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.
“Corporate Trust Office” means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which as of the date hereof is located at ____________________________.
“corporation” means a corporation, association, company, joint-stock company or business trust.
“Covenant Defeasance” has the meaning specified in Section 13.03.
“Defaulted Interest” has the meaning specified in Section 3.07.
“Defeasance” has the meaning specified in Section 13.02.
“Depositary” means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 3.01.
“Event of Default” has the meaning specified in Section 5.01.
“Exchange Act” means the United States Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.
“Expiration Date” has the meaning specified in Section 1.04.
“Global Security” means a Security that evidences all or part of the Securities of any series and bears the legend set forth in Section 2.02 (or such legend as may be specified as contemplated by Section 3.01 for such Securities).
“Government Obligation” has the meaning specified in Section 13.04.
“Guarantor” means the Person named as the “Guarantor” in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Guarantor” shall mean such successor Person.
“Guaranty” means the guaranty of the Guarantor with respect to the Securities of any series issued hereunder, in the form set forth in Section 15.01.
“Holder” means the Person in whose name the Security is registered in the Security Register.
“Indenture” means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term “Indenture” shall also include the terms of particular series of Securities established as contemplated by Section 3.01.
“interest,” when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.
“Interest Payment Date,” when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.
“Investment Company Act” means the United States Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.
“Maturity,” when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.
“Notice of Default” means a written notice of the kind specified in Section 5.01(4).
“Officers’ Certificate” means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Operating Partnership or the Guarantor, as applicable, and delivered to the Trustee. One of the officers signing an Officers’ Certificate given pursuant to Section 10.04 shall be the principal executive, financial or accounting officer of the Operating Partnership or the Guarantor, as applicable.
“Operating Partnership” means the Person named as the “Operating Partnership” in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Operating Partnership” shall mean such successor Person.
“Operating Partnership Request” or “Operating Partnership Order” means a written request or order signed in the name of the Operating Partnership by the Chairman of the Board, the Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Guarantor, as the sole general partner of the Operating Partnership, and delivered to the Trustee.
“Opinion of Counsel” means a written opinion of counsel.
“Original Issue Discount Security” means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02.
“Outstanding,” when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

(1)Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;
(2)Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Operating Partnership, the Guarantor or any Affiliate of the Operating Partnership or the Guarantor) in trust or set aside and segregated in trust by the Operating Partnership, the Guarantor or any Affiliate of the Operating Partnership or the Guarantor (if it shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;
(3)Securities as to which Defeasance has been effected pursuant to Section 13.02; and
(4)Securities that have been paid pursuant to Section 3.05 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Operating Partnership;
provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver, or other action hereunder as of any date or whether a quorum is present at a meeting of Holders of Securities, (A) the principal amount of an Original Issue Discount Security which shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of such date upon acceleration of the Maturity thereof to such date pursuant to Section 5.02, (B) if, as of such date, the principal amount payable at the Stated Maturity of a Security is not determinable, the principal amount of such Security that shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by Section 3.01, (C) the principal amount of a Security denominated in one or more foreign currencies or currency units which shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined as of such date in the manner provided as contemplated by Section 3.01, of the principal amount of such Security (or, in the case of a Security described in Clause (A) or (B) above, of the amount determined as provided in such Clause), and (D) Securities owned by the Operating Partnership, the Guarantor or any other obligor upon the Securities or any Affiliate of the Operating Partnership or the Guarantor or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver, or other action, or upon any such determination as to the presence of a quorum, only Securities that a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not the Operating Partnership, the Guarantor or any other obligor upon the Securities or any Affiliate of the Operating Partnership, the Guarantor or of such other obligor.
“Paying Agent” means any Person authorized by the Operating Partnership to pay the principal of or any premium or interest on any Securities on behalf of the Operating Partnership.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.
“Place of Payment,” when used with respect to the Securities of any series, means the place or places specified in accordance with Section 3.01 where the principal of and any premium and interest on the Securities of that series are payable.
“Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.
“Redemption Date,” when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.
“Redemption Price,” when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.
“Regular Record Date” for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 3.01.
“Responsible Officer,” when used with respect to the Trustee, means any vice president, the treasurer, any assistant treasurer, any trust officer or assistant trust officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject and who shall have responsibility for the administration of this Indenture.
“Securities” has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.
“Securities Act” means the United States Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.
“Security Register” and “Security Registrar” have the respective meanings specified in Section 3.05.
“Special Record Date” for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.
“Stated Maturity,” when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

“Subsidiary” means a corporation or limited liability company more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Operating Partnership or the Guarantor, as the case may be, and/or one or more other Subsidiaries. For the purposes of this definition, “voting-stock” means the equity interest that ordinarily has voting power for the election of directors, managers or trustees of an entity, or persons performing similar functions, whether at all times or only so long as no senior class of equity interest has such voting power by reason of any contingency.
“Trust Indenture Act” means the United States Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, “Trust Indenture Act” means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.
“Trustee” means the Person named as the “Trustee” in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, “Trustee” as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.
“United States Alien” means any Person who, for United States Federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.
“Vice President,” when used with respect to the Operating Partnership, the Guarantor or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title “vice president.”
SECTION 1.02    Compliance Certificates and Opinions.
Upon any application or request by the Operating Partnership or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Operating Partnership or the Guarantor, as the case may be, shall furnish to the Trustee: an Officers’ Certificate to the effect that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been satisfied, and an Opinion of Counsel to the effect that, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied.
Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for certificates provided for in Section 10.04) shall comply with the provisions of the Trust Indenture Act, and shall include,
(1)a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;
(2)a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(3)a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and
(4)a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.
SECTION 1.03    Form of Documents Delivered to Trustee.
In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.
Any certificate or opinion of an officer of the Operating Partnership or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Operating Partnership or the Guarantor stating that the information with respect to such factual matters is in the possession of the Operating Partnership or the Guarantor unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.
Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.
SECTION 1.04    Acts of Holders; Record Dates.
Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Operating Partnership and the Guarantor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee, the Operating Partnership and the Guarantor, if made in the manner provided in this Section.
The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.
The principal amount and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.
Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Operating Partnership or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.
The Operating Partnership may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided, that the Operating Partnership may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided, that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Operating Partnership from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Operating Partnership, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.06.
The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 5.02, (iii) any request to institute proceedings referred to in Section 5.07(2) or (iv) any direction referred to in Section 5.12, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided, that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Operating Partnership’s expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Operating Partnership in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.06.
With respect to any record date set pursuant to this Section, the party hereto that sets such record date may designate any day as the “Expiration Date” and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 1.06, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto that set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph.
Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.
SECTION 1.05    Notices, Etc., to Trustee, Operating Partnership and Guarantor.
Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,
(1)the Trustee by any Holder or by the Operating Partnership shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing (which may be via facsimile) to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration, or
(2)the Operating Partnership by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Operating Partnership addressed to it at the address of its principal office specified in the first paragraph of this instrument, Attention: Secretary, or at any other address previously furnished in writing to the Trustee by the Operating Partnership for such purpose, with a copy to the Guarantor addressed to the attention of its Legal Department at the address of its principal office specified in the first paragraph of this instrument or at any other address furnished in writing to the Trustee by the Guarantor for such purpose, or
(3)the Guarantor by the Trustee or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Guarantor addressed to the attention of its Legal Department at the address of its principal office specified in the first paragraph of this instrument or at any other address furnished in writing to the Trustee by the Guarantor for such purpose.
SECTION 1.06    Notice to Holders; Waiver.
Except as otherwise expressly provided herein, where this Indenture provides for notice of any event to Holders of Securities, such notice shall be sufficiently given to Holders of Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Security affected by such event, at the address of such Holder as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice.
In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders of Securities by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders of Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Security shall affect the sufficiency of such notice with respect to other Holders.
Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

SECTION 1.07	Conflict with Trust Indenture Act
This Indenture shall incorporate and be governed by the provisions of the Trust Indenture Act that are required to be part of and to govern indentures qualified under the Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 1.08	Effect of Headings and Table of Contents.
The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.09	Successors and Assigns.
All covenants and agreements in this Indenture by the Operating Partnership and the Guarantor shall bind its successors and assigns, whether so expressed or not.
SECTION 1.10    Separability Clause.
In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.11    Benefits of Indenture.
Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.
SECTION 1.12    Governing Law.
This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York.
SECTION 1.13    Legal Holidays.
In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of any Security which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity.
SECTION 1.14    Language of Notices, Etc.
Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.
SECTION 1.15    Submission to Jurisdiction.
The Operating Partnership and the Guarantor each irrevocably submits to the non-exclusive jurisdiction of any federal or state court in the City, County and State of New York, United States, and any appellate court from any thereof, in any legal suit, action or proceeding based on or arising under the Securities or this Indenture and agrees that all claims in respect of such suit or proceeding may be determined in any such court. The Operating Partnership and the Guarantor each irrevocably waives to the fullest extent permitted by law, any objection to any such suit, including actions, suits or proceedings relating to the securities laws of the United States of America or any state thereof, in such courts whether on the grounds of venue, residence or domicile or the defense of an inconvenient forum or objections to personal jurisdiction with respect to the maintenance of such legal suit, action or proceeding. The Operating Partnership and the Guarantor each agrees that the final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Operating Partnership and the Guarantor, as the case may be, and may be enforced in any court to the jurisdiction of which the Operating Partnership or the Guarantor is subject by a suit upon such judgment.
SECTION 1.16    Waiver of Jury Trial.
Each of the Operating Partnership, the Guarantor and the Trustee irrevocably waives, to the fullest extent that it may effectively do so under applicable law, trial by jury.

ARTICLE III
SECURITY FORMS
SECTION 2.01    Forms Generally.
The Securities of each series shall be in substantially the forms set forth in Exhibits A and A1 or in such other form (including temporary or permanent global form) as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities as evidenced by their execution thereof. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Operating Partnership or the Guarantor, as the case may be, and delivered to the Trustee at or prior to the delivery of the Operating Partnership Order contemplated by Section 3.03 for the authentication and delivery of such Securities (or any such temporary global Security).
The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.
SECTION 2.02    Form of Legend for Global Securities.
Unless otherwise specified as contemplated by Section 3.01 for the Securities evidenced thereby, every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:
THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

SECTION 2.03    Form of Trustee’s Certificate of Authentication.
The Trustee’s certificates of authentication shall be in substantially the following form:
This is one of the Securities of the series designated therein referred to in the within mentioned Indenture.

As Trustee

By:
Authorized Signatory

Dated:

SECTION 2.04	Securities in Global Form.
If Securities of or within a series are issuable in global form, as contemplated by Section 3.01, then, notwithstanding clause (10) of Section 3.01 and the provisions of Section 3.02, any such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Operating Partnership Order to be delivered to the Trustee pursuant to Section 3.03 or Section 3.04. Subject to the provisions of Section 3.03 and, if applicable, Section 3.04, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Operating Partnership Order. If an Operating Partnership Order pursuant to Section 3.03 or Section 3.04 has been, or simultaneously is, delivered, any instructions by the Operating Partnership with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 1.02.
The provisions of the last sentence of Section 3.03 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Operating Partnership and the Operating Partnership delivers to the Trustee the Security in global from together with written instructions (which need not comply with Section 1.02) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 3.03.
Notwithstanding the provisions of Section 2.01 and 3.07, unless otherwise specified as contemplated by Section 3.01, payment of principal of and any premium and interest on any Security in permanent global form shall be made to the Person or Persons specified therein.
ARTICLE III
THE SECURITIES

SECTION 3.01 Amount Unlimited; Issuable In Series.
The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.
The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution of the Operating Partnership and, subject to Section 3.03, set forth, or determined in the manner provided, in an Officers’ Certificate of the Operating Partnership, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,
(1)the title of the Securities of the series, including CUSIP numbers, if applicable (which shall distinguish the Securities of the series from Securities of any other series);
(2)any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.04, 3.05, 3.06, 9.06 or 11.07 and except for any Securities which, pursuant to Section 3.03, are deemed never to have been authenticated and delivered hereunder);
(3)whether any Securities of the series are to be issuable initially in temporary global form and whether any Securities of the series are to be issuable in permanent global form and, if so, whether beneficial owners of interests in any such permanent global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 3.05;
(4)the Person to whom any interest on any Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, the extent to which, or the manner in which, any interest payable on a temporary global Security on an Interest Payment Date will be paid if other than in the manner provided in Section 3.04;
(5)the date or dates on which the principal of the Securities of the series is payable;
(6)the ability to issue additional Securities in the same series;
(7)the price or prices at which the Operating Partnership will sell the Securities;
(8)the right, if any, to extend the interest payment periods and the duration of any such deferral period, including the maximum consecutive period during which interest payment periods may be extended;

(9)provisions, if any, granting special rights to holders of the Securities upon the occurrence of specified events;
(10)the terms, if any, upon which Holders may convert or exchange the Securities into or for other securities or property;
(11)the rate or rates at which the Securities of the series shall bear interest, if any, or the method by which such rate shall be determined, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable, the Regular Record Date for the interest payable on any Securities on any Interest Payment Date;
(12)the place or places where, subject to the provisions of Section 10.02, the principal of and any premium, if any, and interest, if any, on Securities of the series shall be payable, where any Securities of the series may be surrendered for registration of transfer, where Securities of the series may be surrendered for exchange, where Securities of the series that are convertible or exchangeable may be surrendered for conversion or exchange, as applicable, and notices and demands to or upon the Operating Partnership or the Guarantor in respect of the Securities of the series, the Guaranty and this Indenture may be served;
(13)the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series may be redeemed, in whole or in part at the option of the Operating Partnership and, if other than by a Board Resolution of the Operating Partnership, the manner in which any election by the Operating Partnership to redeem the Securities shall be evidenced;
(14)the obligation, if any, of the Operating Partnership to redeem or purchase any Securities of the series pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;
(15)if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any Securities of the series shall be issuable;
(16)whether the amount of payments of principal (or premium, if any) or interest, if any, on the Securities of the series may be determined with reference to an index, formula or other method (which index, formula or method may be based, without limitation, on one or more currencies, commodities, equity indices or other indices), and the manner in which such amounts shall be determined;
(17)the currency or currencies, including composite currencies, in which payment of the principal of and any premium and interest on any Securities of the series shall be payable if other than the currency of the United States of America and the manner of determining the equivalent thereof in the currency of the United States of America for purposes of the definition of “Outstanding” in Section 1.01;
(18)if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Operating Partnership or the Holder thereof, in one or more currencies or currency units other than that or those in which such Securities are stated to be payable, the currency, currencies or currency units in which the principal of or any premium or interest on such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

(19)if other than the entire principal amount thereof, the portion of the principal amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.02;
(20)if the principal of and any premium or interest on the Securities of the series are to be payable, at the election of the Operating Partnership or a Holder thereof, in a currency or currencies, including composite currencies, other than that or those in which the Securities are stated to be payable, the currency or currencies in which payment of the principal of and any premium and interest on Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made;
(21)if either or both of the provisions of Section 13.02 or 13.03 are applicable to the Securities of such series;
(22)if the amount of principal and interest on the Securities of the series may be determined by reference to an index, the manner in which such amounts shall be determined;
(23)if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed, to be the principal amount shall be determined);
(24)if applicable, that the Securities of the series, in whole or any specified part, shall be defeasible pursuant to Section 13.02 or Section 13.03 or both such Sections and, if other than by a Board Resolution of the Operating Partnership, the manner in which any election by the Operating Partnership to defease such Securities shall be evidenced;
(25)if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 2.02 and any circumstances in addition to or in lieu of those set forth, in the seventh paragraph of Section 3.05 in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered in the name or name of Persons other than the Depositary for such Global Security or a nominee thereof;
(26)any addition to or change in the Events of Default which applies to any Securities of the series or any Guaranty and any change in the right of the Trustee or the requisite Holders of such Securities or the Guaranty to declare the principal amount thereof due and payable pursuant to Section 5.02;
(27)any addition to or change in the covenants set forth in Article Ten which applies to Securities of the series;
(28)any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 9.01(5)); and
(29)whether, under what circumstances and the Currency in which the Operating Partnership will pay Additional Amounts as contemplated by Section 10.09 on the Securities of the series to any Holder who is not a United States Person(s) (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge and, if so, whether the

Operating Partnership will have the option to redeem such Securities rather than pay such Additional Amounts (and the terms of any such option).
All Securities of such series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution of the Operating Partnership referred to above and (subject to Section 3.03) set forth, or determined in the manner provided, in the Officers’ Certificate of the Operating Partnership referred to above or in any such indenture supplemental hereto.
If any of the terms of the series are established by action taken pursuant to a Board Resolution of the Operating Partnership or the Guarantor (with respect to the Guaranty), a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Operating Partnership and delivered to the Trustee at or prior to the delivery of the Officers’ Certificate of the Operating Partnership setting forth the terms of the series.
SECTION 3.02    Denominations.
Unless otherwise provided as contemplated by Section 3.01 with respect to the Securities of any series, any Securities of such series, other than Securities issued in global form (which may be of any denomination), shall be issuable in denominations of $1,000 and any integral multiple thereof.
SECTION 3.03    Execution, Authentication, Delivery and Dating.
The Securities shall be executed on behalf of the Operating Partnership by the Chairman of the Board, the Vice Chairman of the Board, the President or one of the Vice Presidents of the Guarantor, as the sole general partner of the Operating Partnership. The signature of any of these officers on the Securities may be manual or facsimile.
The Guaranty shall be executed on behalf of the Guarantor by any two of its authorized signatories. The signature of any of these signatories on the Guaranty may be manual or facsimile.
Securities and the Guaranty bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Operating Partnership or the Guarantor, as applicable, shall bind the Operating Partnership and the Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities or the Guaranty.
At any time and from time to time after the execution and delivery of this Indenture, the Operating Partnership may deliver Securities of any series executed by the Operating Partnership to the Trustee for authentication, together with an Operating Partnership Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Operating Partnership Order shall authenticate and deliver such Securities. The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guaranty on behalf of the Guarantor. If the forms or terms of the Securities of the series have been established by or pursuant to one or more Board Resolutions as permitted by Sections 2.01 and 3.01, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating,

(1)if the forms of such Securities have been established by or pursuant to Board Resolution of the Operating Partnership as permitted by Section 2.01, that such forms have been established in conformity with the provisions of this Indenture;
(2)if the terms of such Securities have been established by or pursuant to Board Resolution of the Operating Partnership as permitted by Section 3.01, that such terms have been established in conformity with the provisions of this Indenture;
(3)that such Securities, when authenticated and delivered by the Trustee and issued by the Operating Partnership in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Operating Partnership enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and
(4)that the Guaranty, when executed by duly authorized signatories of the Guarantor and issued by the Guarantor in the manner and subject to any and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Guarantor enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee’s own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner that is not reasonably acceptable to the Trustee.
Notwithstanding the provisions of Section 3.01 and of the two preceding paragraphs, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officer’s Certificate of the Operating Partnership otherwise required pursuant to Section 3.01 or the Operating Partnership Order and Opinion of Counsel otherwise required pursuant to such preceding paragraphs at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.
Each Security shall be dated the date of its authentication.
No Security shall be entitled to any benefit under this Indenture or the Guaranty or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Operating Partnership, and the Operating Partnership shall deliver such Security to the Trustee for cancellation as provided in Section 3.09, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

SECTION 3.04	Temporary Securities.
Pending the preparation of definitive Securities of any series, the Operating Partnership may execute, and upon Operating Partnership Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers of the Operating Partnership executing such Securities may determine, as evidenced by their execution of such Securities.
If temporary Securities of any series are issued, the Operating Partnership will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of that series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Operating Partnership in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Operating Partnership shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and like aggregate principal amount and tenor.
Until exchanged in full as hereinafter provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture and the Guaranty as definitive Securities of the same series and of like tenor authenticated and delivered hereunder.
SECTION 3.05Registration, Registration of Transfer and Exchange.
The Operating Partnership shall cause to be kept at an office or agency to be maintained by the Operating Partnership in accordance with Section 10.02 a register (being the combined register of the Security Registrar and all transfer agents designated pursuant to Section 10.02 for the purpose of registration of transfer of Securities and sometimes collectively referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Operating Partnership shall provide for the registration of Securities and the registration of transfers of Securities. The Trustee is hereby appointed “Security Registrar” for the purpose of registering Securities and transfers of Securities as herein provided.
Upon surrender for registration of transfer of any Security of a series at the office or agency of the Operating Partnership maintained pursuant to Section 10.02 for such purpose in a Place of Payment for that series, the Operating Partnership shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount.
At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Operating Partnership shall execute, and the Trustee shall authenticate and deliver, the Securities that the Holder making the exchange is entitled to receive.

All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Operating Partnership, evidencing the same debt, and entitled to the same benefits under this Indenture and the Guaranty, as the Securities surrendered upon such registration of transfer or exchange.
Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Operating Partnership or the Trustee or any transfer agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Operating Partnership and the Security Registrar or any transfer agent duly executed, by the Holder thereof or his attorney duly authorized in writing.
No service charge shall be made for any registration of transfer or exchange of Securities, but the Operating Partnership may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 9.06 or 11.07 not involving any transfer.
If the Securities of any series (or of any series and specified tenor) are to be redeemed in part, the Operating Partnership shall not be required (A) to issue, register the transfer of or exchange any Securities of that series (or of that series and specified tenor, as the case may be) during a period beginning at the opening of business 15 days before any selection of Securities of that series to be redeemed and ending at the close of business on the day of the mailing of the relevant notice of redemption.
The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among depositary participants or beneficial owners of interests in any certificated Security or global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof. Neither the Trustee nor any agent shall have any responsibility for any actions taken or not taken by the depositary.

SECTION 3.06	Mutilated, Destroyed, Lost and Stolen Securities.
If any mutilated Security is surrendered to the Trustee, the Operating Partnership shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.
If there shall be delivered to the Operating Partnership and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Operating Partnership or the Trustee that such Security has been acquired by a bona fide purchaser, the Operating Partnership shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

Notwithstanding the provisions of the previous two paragraphs, in case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Operating Partnership in its discretion may, instead of issuing a new Security, pay such Security.
Upon the issuance of any new Security under this Section, the Operating Partnership may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.
Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Operating Partnership, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture and the Guaranty equally and proportionately with any and all other Securities of that series duly issued hereunder.
The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.
SECTION 3.07Payment of Interest; Interest Rights Preserved.
Except as otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.
Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Operating Partnership, at its election in each case, as provided in Clause (1) or (2) below:
(1)The Operating Partnership may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Operating Partnership shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Operating Partnership shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Operating Partnership of such Special Record Date and, in the name and at the expense of the Operating Partnership, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities of such series in the manner set forth in Section 1.06, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).
(2)The Operating Partnership may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Operating Partnership to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.
Subject to the foregoing provisions of this Section and Section 3.05, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.
SECTION 3.08Persons Deemed Owners.
Prior to due presentment of a Security for registration of transfer, the Operating Partnership, the Guarantor, the Trustee and any agent of the Operating Partnership, the Guarantor or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 3.05 and Section 3.07) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Operating Partnership, the Guarantor, the Trustee nor any agent of the Operating Partnership, the Guarantor or the Trustee shall be affected by notice to the contrary.
SECTION 3.09Cancellation.
All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Operating Partnership may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Operating Partnership may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Operating Partnership has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by an Operating Partnership Order or in the Trustee’s customary manner, which manner shall be communicated in writing to the Operating Partnership.

SECTION 3.10Computation of Interest.
Except as otherwise specified as contemplated by Section 3.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.
SECTION 3.11CUSIP Numbers.
The Operating Partnership in issuing the Securities may use “CUSIP” numbers (if then generally in use), and, if so, the Trustee shall use such “CUSIP” numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Operating Partnership will notify the Trustee of any change to such “CUSIP” numbers.
ARTICLE IV
SATISFACTION AND DISCHARGE
SECTION 4.01.Satisfaction and Discharge of Indenture.
This Indenture shall upon Operating Partnership Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for, and any right to receive additional amounts, as provided in Section 10.09), and the Trustee, at the expense of the Operating Partnership, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when
(1)either
(A)all Securities theretofore authenticated and delivered (other than Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06 and Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Operating Partnership or the Guarantor and thereafter repaid to the Operating Partnership or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancellation; or
(B)all such Securities not theretofore delivered to the Trustee for cancellation:
(i)have become due and payable, or
(ii)will become due and payable at their Stated Maturity within one year, or
(iii)are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Operating Partnership, and the Operating Partnership, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust money for the purpose and in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

(2)the Operating Partnership has paid or caused to be paid all other sums payable hereunder by the Operating Partnership; and
(3)the Operating Partnership has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.
Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Operating Partnership and the Guarantor to the Trustee under Section 6.07, the obligations of the Trustee to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 10.03 shall survive such satisfaction and discharge.
SECTION 4.02.Application of Trust Money.
Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Operating Partnership acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.
ARTICLE V
REMEDIES

SECTION 5.01Events of Default.
“Event of Default,” wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):
(1)default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or,
(2)default in the payment of the principal of or any premium on any Security of that series at its Maturity and (if so established as contemplated by Section 3.01 in respect of that series), in the case of technical or administrative difficulties only if such default persists for a period of five days; or
(3)default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or
(4)default in the performance, or breach, of any covenant or warranty of the Operating Partnership in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Operating Partnership by the Trustee or to the Operating Partnership and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder or
(5)the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Operating Partnership or the Guarantor in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Operating Partnership or the Guarantor bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Operating Partnership or the Guarantor under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Operating Partnership or the Guarantor or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or
(6)the commencement by the Operating Partnership or the Guarantor of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or the consent by the Operating Partnership or the Guarantor to the entry of a decree or order for relief in respect of the Operating Partnership or the Guarantor in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Operating Partnership or the Guarantor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Operating Partnership or the Guarantor in furtherance of any such action; or
(7)any other Event of Default provided with respect to Securities of that series.
SECTION 5.02Acceleration of Maturity; Rescission and Annulment.
If an Event of Default (other than an Event of Default specified in Section 5.01(5),or 5.01(6)) with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount of all the Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) to be due and payable immediately, by a notice in writing to the Operating Partnership and the Guarantor (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default specified in Section 5.01(5) or 5.01(6) with respect to Securities of any series at the time Outstanding occurs, the principal amount of all the Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Operating Partnership, the Guarantor and the Trustee, may rescind and annul such declaration and its consequences if
(1)the Operating Partnership or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay
(A)all overdue interest on all Securities of that series,
(B)the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,
(C)to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and
(D)all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;
and
(2)all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.
No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 5.03	Collection of Indebtedness and Suits for Enforcement by Trustee.
The Operating Partnership covenants that if
(1)default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or
(2)default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof, the Operating Partnership or the Guarantor will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances, of the Trustee, its agents and counsel.
If each of the Operating Partnership and the Guarantor fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Operating Partnership, the Guarantor or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Operating Partnership, the Guarantor or any other obligor upon such Securities, wherever situated.

If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem reasonably necessary to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 5.04	Trustee May File Proofs of Claim.
In case of any judicial proceeding relative to the Operating Partnership or the Guarantor (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.
No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors’ or other similar committee.

SECTION 5.05	Trustee May Enforce Claims Without Possession of Securities.
All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 5.06	Application of Money Collected.
Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:
FIRST: To the payment of all amounts due the Trustee under Section 6.07;

SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively; and
THIRD: To the Operating Partnership.

SECTION 5.07	Limitation on Suits.
No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless
(1)such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;
(2)the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;
(3)such Holder or Holders have offered to the Trustee reasonable indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;
(4)the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and
(5)no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;
it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 5.08	Unconditional Right of Holders to Receive Principal, Premium and Interest.
Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Sections 3.05 and 3.07) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 5.09	Restoration of Rights and Remedies.
If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder; then and in every such case, subject to any determination in such proceeding, the Operating Partnership, the Guarantor (if applicable), the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 5.10	Rights and Remedies Cumulative.
Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.11	Delay or Omission Not Waiver.
No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 5.12	Control by Holders.
The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that the Trustee may refuse to follow any decision that conflicts with any rule of law or with this Indenture, or that may result in the incurrence of liability by the Trustee, and the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 5.13	Waiver of Past Defaults.
The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default
(1)in the payment of the principal of or any premium or interest on any Security of such series, or
(2)in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.
Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 5.14	Undertaking for Costs.
In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs including reasonable attorneys’ fees and expenses against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided this Section shall not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 5.16, or a suit by Holders of more than 10% in aggregate principal amount of the then outstanding Securities.

SECTION 5.15	Waiver of Usury, Stay or Extension Laws.
Each of the Operating Partnership and the Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Operating Partnership and the Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 5.16	Rights of Holders of Securities to Receive Payment.
Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal of, or premium, if any, interest or additional interest, if any, on the Security, on or after the respective due dates thereon (including in connection with an offer to repurchase), or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the written consent of such Holder.
ARTICLE VI
THE TRUSTEE
SECTION 6.01Duties of Trustee.
(a)    If an Event of Default has occurred and is continuing, the Trustee shall exercise such rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise thereof, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.
(b)    Except during the continuance of an Event of Default:
(i)the duties of the Trustee shall be determined solely by the express provisions of this Indenture and the Trust Indenture Act and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture or the Trust Indenture Act against the Trustee; and
(ii)in the absence of bad faith on its part, the Trustee may conclusively rely, without investigation, as to the truth or the statements and the correctness of the opinions expressed therein, upon and statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture but need not verify the contents thereof. However, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture

(but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).
(c)    The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:
(i)this paragraph does not limit the effect of paragraph (b) of this Section;
(ii)the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and
(iii)the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.12 or 5.13.
(d)    Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to this Section 6.01 and Section 6.02.
(e)    No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any liability. The Trustee shall be under no obligation to exercise any of its rights and powers under this Indenture at the request of any Holders, pursuant to the provisions of this Indenture, including, without limitation, Section 5.12, unless such Holders shall have offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense which might be incurred by it in compliance with such request or direction.
(f)    The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Operating Partnership. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 6.02	Certain Rights of Trustee.
Subject to the provisions of Section 6.01:
(1)the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;
(2)any request or direction of the Operating Partnership or the Guarantor mentioned herein shall be sufficiently evidenced by an Operating Partnership Request or Operating Partnership Order, and any resolution of the Board of Trustees shall be sufficiently evidenced by a Board Resolution;
(3)whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers’ Certificate;
(4)the Trustee may consult with counsel of its own selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(5)the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or Indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;
(6)the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Operating Partnership, personally or by agent or attorney;
(7)the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;
(8)the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;
(9)the Trustee shall not be deemed to have notice of any default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture;
(10)the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and the Person employed to act hereunder;
(11)in no event shall the Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action; and
(12)in no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.
SECTION 6.03Not Responsible for Recitals or Issuance of Securities.
The recitals contained herein and in the Securities, except the Trustee’s certificates of authentication, shall be taken as the statements of the Operating Partnership or the Guarantor, as the case may be, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or the Guaranty. Neither the Trustee nor any Authenticating Agent

shall be accountable for the use or application by the Operating Partnership of Securities or the proceeds thereof.

SECTION 6.04	May Hold Securities.
The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Trustee or the Operating Partnership, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.07 and 6.12, may otherwise deal with the Operating Partnership and the Guarantor with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent

SECTION 6.05	Money Held In Trust.
Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Operating Partnership.

SECTION 6.06	Notice of Default.
If a default or Event of Default occurs and is continuing, the Trustee shall mail to Holders of Notes a notice of the default or Event of Default within 90 days after such Event of Default becomes known to the Trustee. Except in the case of a default in payment on any Security (including the failure to make a mandatory repurchase pursuant hereto), the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders of the Securities.

SECTION 6.07	Compensation and Reimbursement.
The Operating Partnership and, in the event that the Operating Partnership fails to perform the following obligations and indemnities, the Guarantor, agrees
(1)to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);
(2)except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as shall be determined to have been caused by its own negligence or bad faith; and
(3)to indemnify the Trustee for, and to hold it harmless against, any loss, liability, claim, damage or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.
The obligations of the Operating Partnership and the Guarantor under this Section 6.07 shall survive the resignation or removal of the Trustee, the satisfaction and discharge of this Indenture and the termination of this Indenture.
To secure the Operating Partnership’s and the Guarantor’s payment obligations in this Section 6.07, the Trustee shall have a Lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal, Redemption Price or interest on, particular Securities. Such Lien shall survive the resignation or removal of the Trustee, the satisfaction and discharge of this Indenture and the termination of this Indenture.
When the Trustee incurs expenses or renders services after an Event of Default specified in Section 5.01(5) or 5.01(6) occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

SECTION 6.08	Conflicting Interests.
If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series.

SECTION 6.09	Corporate Trustee Required; Eligibility.
There shall at all times be one (and only one) Trustee hereunder with respect to the Securities of each series, who may be the Trustee hereunder for Securities of one or more other series. The Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 and has its Corporate Trust Office in New York, New York. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 6.10	Resignation and Removal; Appointment of Successor.
No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.
The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Operating Partnership. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction (at the expense of the Operating Partnership) for the appointment of a successor Trustee with respect to the Securities of such series.
The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Operating Partnership.
If at any time:

(1)the Trustee shall fail to comply with Section 6.08 after written request therefor by the Operating Partnership or by any Holder who has been a bona fide Holder of a Security for at least six months, or
(2)the Trustee shall cease to be eligible under Section 6.09 and shall fail to resign after written request therefor by the Operating Partnership or by any such Holder, or
(3)the Trustee shall become incapable of acting or shall be adjudged bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Operating Partnership by a Board Resolution may remove the Trustee with respect to all Securities, or (B) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.
If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Operating Partnership, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Operating Partnership and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Operating Partnership. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Operating Partnership or the Holders of Securities of such series and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.
The Operating Partnership shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 1.06. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 6.11	Acceptance of Appointment by Successor.
In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Operating Partnership and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Operating Partnership or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.
In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Operating Partnership, the Guarantor, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Operating Partnership or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.
Upon request of any such successor Trustee, the Operating Partnership and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.
No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 6.12	Merger, Conversion, Consolidation or Succession to Business.
Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 6.13	Preferential Collection of Claims Against Operating Partnership.
If and when the Trustee shall be or become a creditor of the Operating Partnership (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of Section 311 of the Trust Indenture Act, but only to the extent therein specified, regarding the collection of claims against the Operating Partnership (or any such other obligor). For purposes of Section 311(b)(4) and (6) of such Act, the following terms shall mean:
(a)    “cash transaction” means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand; and
(b)    “self-liquidating paper” means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Operating Partnership for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Operating Partnership arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

SECTION 6.14	Appointment of Authenticating Agent.
The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.06, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee, and a copy of such instrument shall be promptly furnished to the Operating Partnership. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Operating Partnership and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.
Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.
An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Operating Partnership. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Operating Partnership. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Operating Partnership and shall give notice of such appointment in the manner provided in Section 1.06 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.
The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.07.
If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternative certificate of authentication in the following form:
This is one of the Securities of the series designated therein referred to in the within mentioned Indenture.

As Trustee

By:
As Authenticating Agent

By:
Authorized Officer
If all of the Securities of a series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Operating Partnership wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested by the Operating Partnership in writing (which writing need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel), shall appoint in accordance with this Section an Authenticating Agent having an office in a Place of Payment designated by the Operating Partnership with respect to such series of Securities.
ARTICLE VII
HOLDERS’ LISTS AND REPORTS BY TRUSTEE, OPERATING PARTNERSHIP AND GUARANTOR
SECTION 7.01Operating Partnership to Furnish Trustee Names and Addresses of Holders.
The Operating Partnership will furnish or cause to be furnished to the Trustee
(1)semi-annually, not later than 15 days after each Regular Record Date or in the case of any series of Securities on which semi-annual interest is not payable, not more than 15 days after such semi-annual dates specified by the Trustee, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of each series as of the Regular Record Date or such semi-annual date, as the case may be, and
(2)at such other times as the Trustee may request in writing, within 30 days after the receipt by the Operating Partnership of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;
excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

SECTION 7.02	Preservation of Information; Communications to Holders.
The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.
Every Holder of Securities, by receiving and holding the same, agrees with the Operating Partnership, the Guarantor and the Trustee that neither the Operating Partnership, the Guarantor nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 7.03	Reports by Trustee.
The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.
A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Operating Partnership. The Operating Partnership will notify the Trustee when any Securities are listed on any stock exchange or delisted therefrom.

SECTION 7.04	Reports by Operating Partnership and the Guarantor.
The Operating Partnership and the Guarantor shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.
Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Operating Partnership’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates).
ARTICLE VIII
CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE
SECTION 8.01Operating Partnership May Consolidate, Etc., Only on Certain Terms.
The Operating Partnership shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person (other than a direct or indirect wholly-owned subsidiary of the Operating Partnership), and the Operating Partnership shall not permit any Person (other than a direct or indirect wholly-owned subsidiary of the Operating Partnership) to consolidate with or merge into the Operating Partnership or convey, transfer or lease its properties and assets substantially as an entirety to the Operating Partnership, unless:
(1)the Operating Partnership is the surviving entity or, in case the Operating Partnership shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Operating Partnership is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Operating Partnership substantially as an entirety shall be a corporation, partnership or trust, organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest (including all additional amounts, if any payable pursuant to Section 10.09) on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Operating Partnership to be performed or observed;
(2)immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Operating Partnership or any Subsidiary as a result of such transaction as having been incurred by the Operating Partnership or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and
(3)either the Operating Partnership or the successor Person, in either case, has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.
SECTION 8.02Guarantor May Consolidate, Etc., Only on Certain Terms.
The Guarantor shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person (other than a direct or indirect wholly-owned subsidiary of the Guarantor), and the Guarantor shall not permit any Person (other than a direct or indirect wholly-owned subsidiary of the Guarantor) to consolidate with or merge into the Guarantor or convey, transfer or lease its properties and assets substantially as an entirety to the Guarantor, unless:
(1)the Guarantor is the surviving entity or, in case the Guarantor shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Guarantor is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Guarantor substantially as an entirety shall be a corporation, partnership or trust, organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume the obligations of the Guarantor under the Guaranty and the performance or observance of every covenant of this Indenture on the part of the Guarantor to be performed or observed;
(2)immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and
(3)either the Guarantor or the successor Person, in either case, has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.
SECTION 8.03Successor Substituted.
Upon any consolidation of the Operating Partnership or the Guarantor with, or merger of the Operating Partnership or the Guarantor into, any other Person or any conveyance, transfer or lease of the properties and assets of the Operating Partnership or the Guarantor substantially as an entirety in accordance with Section 8.01, the successor Person formed by such consolidation or into which the Operating Partnership or the Guarantor is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Operating Partnership or the Guarantor, as applicable, under this Indenture or the Guaranty, as applicable, with the same effect as if such successor Person had been named as the Operating Partnership or the Guarantor, as applicable, herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture, the Securities and the Guaranty, as applicable.
ARTICLE IX
SUPPLEMENTAL INDENTURES
SECTION 9.01Supplemental Indentures Without Consent of Holders.
Without the consent of any Holders, the Operating Partnership (when authorized by a Board Resolution), the Guarantor (when authorized by a Board Resolution), and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:
(1)to evidence the succession of another Person to the Operating Partnership or the Guarantor, as the case may be, and the assumption by any such successor of the covenants of the Operating Partnership or the Guarantor, as the case may be, herein and in the Securities or the Guaranty, as applicable; or
(2)to add to the covenants of the Operating Partnership or the Guarantor for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Operating Partnership or the Guarantor; or
(3)to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or
(4)to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Security with respect to such provision or (B) shall become effective only when there is no such Security Outstanding; or
(5)to secure the Securities; or
(6)to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 3.01; or

(7)to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11; or
(8)to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this Clause (8) shall not adversely affect the interests of the Holders of Securities of any series in any material respect.
SECTION 9.02Supplemental Indentures With Consent of Holders.
With the consent of the Holders of not less than 51% in aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Operating Partnership and the Trustee, the Operating Partnership (when authorized by a Board Resolution), the Guarantor (when authorized by a Board Resolution), and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,
(1)change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change any obligation of the Operating Partnership to pay additional amounts pursuant to Section 10.09 (except as contemplated by Section 8.01(1) and permitted by Section 9.01(1)), or the obligation of the Guarantor to pay additional amounts under the Guaranty, or reduce the amount of the principal of an Original Issue Discount Security or any other Security which would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or
(2)reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or
(3)change any obligation of the Operating Partnership to maintain an office or agency in the places and for the purposes specified in Section 10.02, or
(4)modify any of the provisions of this Section, Section 5.13 or Section 10.09, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to “the Trustee” and concomitant changes in this Section and Section 10.08, or the deletion of this proviso, in accordance with the requirements of Sections 6.10 and 9.01(7).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.
It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 9.03	Execution of Supplemental Indentures.
In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel of each of the Operating Partnership and the Guarantor stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent herein to the execution of the supplemental indenture have been complied with. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee’s owner’s rights, duties or immunities under this Indenture or otherwise.

SECTION 9.04	Effect of Supplemental Indentures.
Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 9.05	Conformity with Trust Indenture Act.
Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 9.06	Reference in Securities to Supplemental Indentures.
Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Operating Partnership shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Operating Partnership, to any such supplemental indenture may be prepared and executed by the Operating Partnership and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series. In addition, if the supplemental indenture relates to the Guaranty, the Guarantor may prepare and execute a new Guaranty reflecting the original terms and the modification resulting from such supplemental indenture in exchange for the then existing Guaranty.

ARTICLE X
COVENANTS

SECTION 10.01Payment of Principal, Premium and Interest.
The Operating Partnership covenants and agrees for the benefit of Holders of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.
SECTION 10.02Maintenance of Office or Agency.
The Operating Partnership will maintain in each Place of Payment for any series an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Operating Partnership in respect of the Securities of that series and this Indenture may be served. The Operating Partnership will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Operating Partnership shall fail to maintain any such required office or agency in respect of any series of Securities or shall fail to furnish the Trustee with the address thereof, such presentations and surrenders of Securities of that series may be made and notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Operating Partnership hereby appoints the same as its agent to receive such respective presentations, surrenders, notices and demands. The Operating Partnership may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Operating Partnership of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Operating Partnership will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 10.03	Money for Securities Payments to Be Held in Trust.
If the Operating Partnership shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.
Whenever the Operating Partnership shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal and any premium or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Operating Partnership will promptly notify the Trustee of its action or failure so to act.
The Operating Partnership will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (2) during the continuance of any default by the Operating Partnership (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.
The Operating Partnership may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Operating Partnership Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Operating Partnership or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Operating Partnership or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.
Any money deposited with the Trustee or any Paying Agent, or then held by the Operating Partnership, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal and any premium or interest has become due and payable shall be paid to the Operating Partnership on Operating Partnership Request, or (if then held by the Operating Partnership) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Operating Partnership for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Operating Partnership as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Operating Partnership cause to be published once, in an Authorized Newspaper in each Place of Payment, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Operating Partnership.

SECTION 10.04	Statement by Officers as to Default.
The Operating Partnership and the Guarantor will deliver to the Trustee, within 120 days after the end of each fiscal year of the Operating Partnership ending after the date hereof, an Officers’ Certificate, stating whether or not to the best knowledge of the signers thereof the Operating Partnership is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Operating Partnership shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge. The Operating Partnership shall deliver to the Trustee, as soon as reasonably practicable and in any event within 20 days after the Operating Partnership becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers’ Certificate setting forth the details of such Event of Default or default.

SECTION 10.05	Existence.
Subject to Article Eight, the Operating Partnership and the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (declaration of trust and statutory) and franchises; provided, however, that neither the Operating Partnership nor the Guarantor shall be required to preserve any such right or franchise if the Board of Trustees shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Operating Partnership or the Guarantor, as applicable, and that the loss thereof is not disadvantageous in any material respect to the ability of the Operating Partnership or the Guarantor, as applicable, to make payments hereunder.

SECTION 10.06	Maintenance of Properties.
The Operating Partnership will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Operating Partnership may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Operating Partnership from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Operating Partnership, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the ability of the Operating Partnership to make payments hereunder.

SECTION 10.07	Payment of Taxes and Other Claims.
The Operating Partnership will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Operating Partnership or any Subsidiary or upon the income, profits or property of the Operating Partnership or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Operating Partnership or any Subsidiary; provided, however, that the Operating Partnership shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith.

SECTION 10.08	Waiver of Certain Covenants.
Except as otherwise specified as contemplated by Section 3.01 for Securities of such series, the Operating Partnership and the Guarantor may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 3.01(22), 9.01(2) or 9.01(7) for the benefit of the Holders of such series if before the time for such compliance the Holders of at least 50% in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Operating Partnership and the Guarantor, as applicable, and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

SECTION 10.09	Additional Amounts
If the Securities of a series provide for the payment of additional amounts, the Operating Partnership will pay to the Holder of any Security of such series additional amounts as provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of additional amounts provided for in this Section to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.
If the Securities of a series provide for the payment of additional amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal and any premium or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers’ Certificate, the Operating Partnership will furnish the Trustee and the Operating Partnership’s principal Payment Agent or Paying Agents, if other than the Trustee, with an Officers’ Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and any premium or interest on the Securities of that series shall be made to Holders of Securities of that series who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then such Officers’ Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities and the Operating Partnership will pay to the Trustee or such Paying Agent the additional amounts required by this Section. The Operating Partnership covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers’ Certificate furnished pursuant to this Section.
ARTICLE XI
REDEMPTION OF SECURITIES
SECTION 11.01.Applicability of Article.
Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.01 for such Securities) in accordance with this Article.

SECTION 11.02.	Election to Redeem; Notice to Trustee.
The election of the Operating Partnership to redeem any Securities shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 3.01 for such Securities. In case of any redemption at the election of the Operating Partnership of less than all the Securities of any series (including any such redemption affecting only a single Security), the Operating Partnership shall, at least 45 days prior to the Redemption Date fixed by the Operating Partnership (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed (unless all of the Securities of a specified tenor are to be redeemed). In the case of any redemption of Securities (i) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, or (ii) pursuant to an election of the Operating Partnership which is subject to a condition specified in the terms of such Securities, the Operating Partnership shall furnish the Trustee with an Officers’ Certificate evidencing compliance with such restriction or condition.

SECTION 11.03.	Selection by Trustee of Securities to Be Redeemed.
If less than all the Securities of any series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series or of the principal amount of global securities of such series. If less than all of the Securities of such series and of a specified tenor are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence. If so specified in the Securities of a series, partial redemptions must be in an amount not less than $1,000 principal amount of Securities.
The Trustee shall promptly notify the Operating Partnership in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.
The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.
For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 11.04.	Notice of Redemption.
Notice of redemption shall be given in the manner provided in Section 1.06 to the Holders of Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date.
All notices of redemption shall state:
(1)the Redemption Date,
(2)the Redemption Price,
(3)if less than all the Outstanding Securities of any series consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed,
(4)that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,
(5)the place or places where such Securities are to be surrendered for payment of the Redemption Price,
(6)that the redemption is for a sinking fund, if such is the case, and
(7)applicable CUSIP numbers, if any.
A notice of redemption published as contemplated by Section 1.06 need not identify particular Registered Securities to be redeemed.
Notice of redemption of Securities to be redeemed at the election of the Operating Partnership shall be given by the Operating Partnership or, at the Operating Partnership’s request, by the Trustee in the name and at the expense of the Operating Partnership and shall be irrevocable.

SECTION 11.05.	Deposit of Redemption Price.
Prior to any Redemption Date, the Operating Partnership shall deposit with the Trustee or with a Paying Agent (or, if the Operating Partnership or the Guarantor is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 11.06.	Securities Payable on Redemption Date.
Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Operating Partnership shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Operating Partnership at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 3.01, installments of interest on Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.07.
If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 11.07.	Securities Redeemed in Part.
Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Operating Partnership or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Operating Partnership and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Operating Partnership shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.
ARTICLE XII
SINKING FUNDS
SECTION 12.01Applicability of Article.
The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of any series except as otherwise specified as contemplated by Section 3.01 for such Securities.
The minimum amount of any sinking fund payment provided for by the terms of any Securities is herein referred to as a “mandatory sinking fund payment,” and any payment in excess of such minimum amount provided for by the terms of such Securities is herein referred to as an “optional sinking fund payment.” If provided for by the terms of any Securities, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.02. Each sinking fund payment shall be applied to the redemption of Securities as provided for by the terms of such Securities.

SECTION 12.02	Satisfaction of Sinking Fund Payments with Securities.
The Operating Partnership (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply, as a credit, Securities of a series which have been redeemed either at the election of the Operating Partnership pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to any Securities of such series required to be made pursuant to the terms of such Securities as and to the extent provided for by the terms of such Securities; provided that the Securities to be so credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the Redemption Price, as specified in the Securities so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 12.03	Redemption of Securities for Sinking Fund.
Not less than 45 days prior (unless a shorter period shall be satisfactory to the Trustee) to each sinking fund payment date for any Securities, the Operating Partnership will deliver to the Trustee an Officers’ Certificate specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities pursuant to Section 12.02 and will also deliver to the Trustee any Securities to be so delivered. Not less than 45 days prior to each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Operating Partnership in the manner provided in Section 11.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.06 and 11.07.
ARTICLE XIII
DEFEASANCE AND COVENANT DEFEASANCE
SECTION 13.01Operating Partnership’s Option to Effect Defeasance or Covenant Defeasance.
The Operating Partnership may at its option, at any time elect to have either Section 13.02 or Section 13.03 applied to the Outstanding Securities of any series upon compliance with the conditions set forth below in this Article Thirteen.

SECTION 13.02	Defeasance and Discharge.
Upon the Operating Partnership’s exercise of the option provided in Section 13.01 applicable to this Section, the Operating Partnership shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of any series on the date the conditions set forth below are satisfied (hereinafter, “defeasance”). For this purpose, such defeasance means that the Operating Partnership shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under the Securities of such series and this Indenture insofar as the Securities of such series are concerned (and the Trustee, at the expense of the Operating Partnership, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of the Securities of such series to receive, solely from the trust fund described in Section 13.04 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on the Securities of such series when such payments are due, (B) the Operating Partnership’s obligations with respect to such Securities under Sections 3.04, 3.05, 3.06, 10.02 and 10.03, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Thirteen. Subject to compliance with this Article Thirteen, the Operating Partnership may exercise its option under this Section 13.02 notwithstanding the prior exercise of its option under Section 13.03.

SECTION 13.03	Covenant Defeasance.
Upon the Operating Partnership’s exercise of the option provided in Section 13.01 applicable to this Section, (i) the Operating Partnership shall be released from its obligations with respect to the Securities of such Series under Section 8.01, Sections 10.05 through 10.09, inclusive, and any covenants provided pursuant to Section 3.01(22), 9.01(2) or 9.01(7) for the benefit of the Holders of such Securities and (ii) the occurrence of an event specified in Sections 5.01(3) or (4) shall not be deemed to be an Event of Default on and after the date the conditions set forth below are satisfied (hereinafter, “covenant defeasance”). For this purpose, such covenant defeasance means that the Operating Partnership may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or clause whether directly or indirectly by reason of any reference elsewhere herein to any such Section or clause or by reason of any reference in any such Section or clause to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

SECTION 13.04	Conditions to Defeasance or Covenant Defeasance.
The following shall be the conditions to application of either Section 13.02 or Section 13.03 to the then Outstanding Securities of any series:
(1)The Operating Partnership shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.10 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purpose of making the following payments specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series, (A) money in an amount, or (B) Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of, premium, if any, and each installment of interest on the Securities on the Stated Maturity of such principal or installment of interest in accordance with the terms of this Indenture and of the Securities of such series. For this purpose, “Government Obligations” means, with respect to any series of Securities, securities that are (x) direct obligations of the government that issued the currency in which such series is denominated (or, if such series is denominated in euro, the direct obligations of any government that is a member of the European Monetary Union) for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of such government the payment of which is unconditionally guaranteed as a full faith and credit obligation by such government, which, in either case, are not callable or redeemable at the option of the issuer thereof and shall also include a depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any Government Obligation where the relevant government is the United States of America or a specific payment of principal of or interest on any such Government Obligation held by such custodian for the account of the holder of such depositary receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of such Government Obligation or the specific payment of principal of or interest on such Government Obligation evidenced by such depository receipt.
(2)In the event of an election to have Section 13.02 apply to any Securities or any series of Securities, as the case may be, the Operating Partnership shall have delivered to the Trustee an opinion of Counsel stating that (x) the Operating Partnership has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred.
(3)In the event of an election to have Section 13.03 apply to any Securities or any series of Securities, as the case may be, the Operating Partnership shall have delivered to the Trustee an Opinion of Counsel to the effect that Holders of the Outstanding Securities of such series will not recognize gain or loss for Federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred.
(4)The Operating Partnership shall have delivered to the Trustee an Officer’s Certificate to the effect that the Securities of such series, if then listed on any securities exchange, will not be delisted as a result of such deposit.
(5)No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit or, insofar as subsections 5.01(6) and (7) are concerned, at any time during the period ending on the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).
(6)Such defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest as defined in Section 6.08 and for purposes of the Trust Indenture Act with respect to any securities of the Operating Partnership.
(7)Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Operating Partnership is a party or by which it is bound.

(8)The Operating Partnership shall have delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 13.02 or the covenant defeasance under Section 13.03 (as the case may be) have been complied with.
(9)Such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company as defined in the Investment Company Act, or such trust shall be qualified under such act or exempt from regulation thereunder.
SECTION 13.05Deposited Money and Government Obligations to be Held in Trust; Other Miscellaneous Provisions.
Subject to the provisions of the last paragraph of Section 10.03, all money and Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee (solely for purposes of this Section and Section 13.06, the Trustee and any such other trustee are referred to collectively, for purposes of this Section 13.05, as the “Trustee”) pursuant to Section 13.04 in respect of the Securities of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities of such series and this Indenture, to the payment, either directly or through any Paying Agent (including the Operating Partnership acting as its own Paying Agent) as the Trustee may determine, to the Holders of the Securities of such series, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.
The Operating Partnership shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 13.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.
Anything in this Article Thirteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Operating Partnership from time to time upon Operating Partnership Request any money or Government Obligations held by it as provided in Section 13.04 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

SECTION 13.06	Reinstatement.
If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 13.02 or 13.03 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Operating Partnership’s obligations under this Indenture and the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to this Article Thirteen until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 13.02 or 13.03; provided, however, that if the Operating Partnership makes any payment of principal of (and premium, if any) or interest on any Security following the reinstatement of its obligations, the Operating Partnership shall be subrogated to the rights of the Holders of the Securities of such series to receive such payment from the money held by the Trustee or the Paying Agent.

ARTICLE XIV
MEETING OF HOLDERS OF SECURITIES
SECTION 14.01Purposes for which Meetings may be Called.
A meeting of Holders of Securities of any or all series of Securities may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

SECTION 14.02	Call, Notice and Place of Meetings.
(a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purposes specified in Section 14.01, to be held at any such time and at such place in the Borough of Manhattan, the City of New York, or in London as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.06, not less than 21 nor more than 180 days prior to the date fixed for the meeting.
(b) In case at any time the Operating Partnership or the Guarantor (pursuant to a Board Resolution), or the Holders of at least 10% in principal amount of the Outstanding Securities of any series, shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 14.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Operating Partnership, the Guarantor or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, the City of New York, or in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

SECTION 14.03	Persons entitled to Vote at Meetings.
Upon the calling of a meeting of Holders with respect to the Securities of a series all or part of which are represented by a Security, a record date shall be established for determining Holders of Outstanding Securities of such series entitled to vote at such meeting, which record date shall be the close of business on the day the notice of the meeting of Holders is given in accordance with Section 14.02. The Holders on such record date, and their designated proxies, and only such Persons, shall be entitled to vote at such meeting of Holders. To be entitled to vote at any meeting of Holders, a Person shall (a) be a Holder of one or more Securities or (b) be a Person appointed by an instrument in writing as proxy by a Holder of one or more Securities; provided, however, that in the case of any meeting of Holders with respect to the Securities of a series all or part of which are represented by a Security, only Holders, or their designated proxies, of record on the record date established pursuant to Section 14.03 hereof shall be entitled to vote at such meeting. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Operating Partnership, the Guarantor and their respective counsel.

SECTION 14.04	Quorum; Action.
The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of not less than 50% in principal amount of the Outstanding Securities of a series, the Persons entitled to vote 50% in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 14.02(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.
Except as limited by the proviso to the first paragraph of Section 9.02, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; provided, however, that, except as limited by the proviso to the first paragraph of Section 9.02, any resolution with respect to any consent or waiver which this Indenture expressly provides may be given by the Holders of not less than 50% in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly convened and at which a quorum is present as aforesaid only by the affirmative vote of the Holders of 50% in principal amount of the Outstanding Securities of that series; and provided, further, that, except as limited by the proviso to the first paragraph of Section 9.02, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or any adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series.
Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related coupons, whether or not present or represented at the meeting.

SECTION 14.05	Determination of Voting Rights; Conduct and Adjournment of Meetings.
(a)    Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 1.04 and the appointment of any proxy shall be proved in the manner specified in Section 1.04 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 1.04. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.04 or other proof.
(b)    The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Operating Partnership, the Guarantor or by Holders of Securities as provided in Section 14.02(b), in which case the Operating Partnership, the Guarantor or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.
(c)    At any meeting, each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of the Outstanding Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.
(d)    Any meeting of Holders of Securities of any series duly called pursuant to Section 14.02 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

SECTION 14.06	Counting Votes and Recording Action of Meetings.
The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 14.02 and, if applicable, Section 14.04. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Operating Partnership and the Guarantor, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.
ARTICLE XV
GUARANTY
SECTION 15.01    Guaranty Agreement; Form of Guaranty.
The Guarantor by its execution of this Indenture hereby agrees with each Holder of a Security authenticated and delivered by the Trustee, and with the Trustee on behalf of such Holder, that this Guaranty in the form set forth in Exhibit B shall apply to such Security

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

GPT OPERATING PARTNERSHIP LP,
as Issuer

By:	Gramercy Property Trust,
its general partner

	By:	By: Name: Title:
Name:
Title:

	By:	By: Name: Title:
Name:
Title:

GRAMERCY PROPERTY TRUST
as Guarantor

	By:	By: Name: Title:
Name:
Title:

	By:	By: Name: Title:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.

,
as Trustee

By:	By: Name: Title:
Name:
Title:

By:	By: Name: Title:
Name:
Title:

2

EXHIBIT A
FORM OF FACE OF REGISTERED SECURITY

No.	$
GPT Operating Partnership LP, a limited partnership duly organized and existing under the laws of Delaware (herein called the “Operating Partnership,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ____________________, or registered assigns, the principal sum of ______________________ Dollars on _______________________. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the ____________ or _______________ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].
[If the Security is not to bear interest prior to Maturity, insert - The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal and any overdue premium shall bear interest at the rate of _______% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Interest on any overdue principal or premium shall be payable on demand.
Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Operating Partnership maintained for that purpose in _________________, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Operating Partnership payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.
Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

A - 1

Unless the certificate of authentication hereof has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
IN WITNESS WHEREOF, the Operating Partnership has caused this instrument to be duly executed.

Dated:

GPT OPERATING PARTNERSHIP LP,
as Issuer

By: Gramercy Property Trust,
its general partner

By:
Name:
Title:

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EXHIBIT A1
FORM OF REVERSE OF SECURITY
This Security is one of a duly authorized issue of securities (herein called the “Securities”) of GPT OPERATING PARTNERSHIP LP (herein called the “Operating Partnership”), issued and to be issued in one or more series under an Indenture, dated as of __________________ (herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument), between the Operating Partnership, GRAMERCY PROPERTY TRUST, as guarantor (herein called the “Guarantor”), and __________________, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Operating Partnership, the Trustee[, the holders of Senior Debt] and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. [This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $ .]
[If applicable, insert - The Securities of this series are subject to redemption upon not less than 30 days’ notice by mail, [if applicable, insert - (1) on _____________________ in any year commencing with the year _______________________ and ending with the year __________________ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [if applicable, insert - (1) on or after ________________, 20___], as a whole or in part, at the election of the Operating Partnership, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [if applicable, insert - on or before ______%, and if redeemed] during the 12-month period beginning __________________________ of the years indicated,

Year	Redemption Price	Year	Redemption Price

and thereafter at a Redemption Price equal to _________% of the principal amount, together in the case of any such redemption [if applicable, insert - (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

A1 - 1

[If applicable, insert - The Securities of this series are subject to redemption upon not less than 30 days’ notice by mail, (1) on in any year commencing with the year _______________ and ending with the year ____________ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [if applicable, insert - on or after _______________________], as a whole or in part, at the election of the Operating Partnership, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning _____________________ of the years indicated,

Year	Redemption Price For Redemption Through Operation of the Sinking Fund	Redemption Price For Redemption Otherwise Than Through Operation of the Sinking Fund

and thereafter at a Redemption Price equal to ___________% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]
[If applicable, insert - Notwithstanding the foregoing, the Operating Partnership may not, prior to _____________________ redeem any Securities of this series as contemplated by [if applicable, insert - Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Operating Partnership (calculated in accordance with generally accepted financial practice) of less than __________% per annum.]
[If applicable, insert - The sinking fund for this series provides for the redemption on _______________ in each year beginning with the year ________________ and ending with the year _______________ of [if applicable, insert - not less than $____________ (“mandatory sinking fund”) and not more than] $______________ aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Operating Partnership otherwise than through [if applicable, insert - mandatory] sinking fund payments may be credited against subsequent [if applicable, insert - mandatory] sinking fund payments otherwise required to be made [if applicable, insert - , in the inverse order in which they become due].]

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[If the Security is subject to redemption of any kind, insert - In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]
[If applicable, insert - The Indenture contains provisions for defeasance at any time of [the entire indebtedness of this Security] [or] [certain restrictive covenants and Events of Default with respect to this Security] [, in each case] upon compliance with certain conditions set forth in the Indenture.]
[If the Security is not an Original Issue Discount Security, insert - If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]
[If the Security is an Original Issue Discount Security, insert - If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Operating Partnership’s obligations in respect of the payment of the principal of and premium and interest, if any, on the Securities of this series shall terminate.]
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Operating Partnership and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Operating Partnership and the Trustee with the consent of the Holders of 50% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Operating Partnership with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.
No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Operating Partnership, which is absolute and unconditional, to pay the principal

A1 - 3

of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Operating Partnership in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Operating Partnership and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
The Securities of this series are issuable only in registered form without coupons in denominations of $________________ and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
No service charge shall be made for any such registration of transfer or exchange, but the Operating Partnership may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
Prior to due presentment of this Security for registration of transfer, the Operating Partnership, the Trustee and any agent of the Operating Partnership or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Operating Partnership, the Trustee nor any such agent shall be affected by notice to the contrary.
All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.
This Security shall be governed by and construed in accordance with the law of the State of New York.

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EXHIBIT B
FORM OF GUARANTY
GUARANTY (herein called this “Guaranty”) dated ________ is entered into by GRAMERCY PROPERTY TRUST, a real estate investment trust duly organized and existing under the laws of the State of Maryland (herein called the “Guarantor”), having its principal office at 90 Park Avenue, 32nd Floor, New York, New York 10016.
WHEREAS,
(A)    GPT OPERATING PARTNERSHIP LP, a limited partnership duly organized and existing under the laws of the State of Delaware (herein called the “Operating Partnership”), having its principal office at 90 Park Avenue, 32nd Floor, New York, NY 10016, is the issuer under an indenture, dated as of (as may be amended or supplemented from time to time, the “Indenture”), among the Operating Partnership, the Guarantor and _________________, as trustee, which provides for the issuance from time to time of the Operating Partnership’s unsecured debentures, notes or other evidences of indebtedness (herein called the “Securities”), to be issued in one or more series as in the Indenture, which will be guaranteed by the Guarantor.
(B)    The Guarantor has agreed, under Section 15.01 of the Indenture, to issue this Guaranty in respect of all of the Securities issued pursuant to the Indenture to each Holder (as defined in the Indenture) of the Securities.
(C)    This Guaranty may be modified in accordance with the terms of the Indenture.
NOW, THEREFORE, THE GUARANTOR UNDERTAKES AS FOLLOWS:
1.    Definitions
Terms defined in or for the purposes of the Indenture and/or the Securities shall have the same meaning in this Guaranty, except where the context requires otherwise or where a different meaning is attributed to the relevant terms. Any references herein to any amounts payable, howsoever described, in respect of Securities issued by the Operating Partnership shall include any amounts payable by the Operating Partnership under or in connection with the Indenture.
2.    Guarantee
The Guarantor, in accordance with the terms hereof, as primary obligor and not merely as a surety, irrespective of the validity and the legal effects of the Securities, irrespective of restrictions of any kind on the Operating Partnership’s performance of its obligations under the Securities, and waiving all rights of objection and defense arising from the Securities, hereby irrevocably and unconditionally guarantees to the Holders, the due and punctual payment of principal, premium (if any), and interest (including any additional amounts required to be paid in accordance with the terms and conditions of the Securities) from time to time payable by the Operating Partnership in respect of the Securities as and when the same shall become due, whether at stated maturity, upon redemption or repurchase, by acceleration or otherwise, and accordingly undertakes to pay such Holder, in the manner and the currency set forth in the terms and conditions of the Securities, any amount or amounts which the Operating Partnership is at any time liable to pay in respect of such Securities and which the Operating Partnership has failed to pay, including amounts that become due in advance of their stated maturity as a result of acceleration. Any diligence, presentment, demand, protest or notice, whether in relation to the Guarantor, the Operating Partnership, or any other person, from a Holder, in respect of any of the Guarantor’s obligations under this Guaranty is hereby waived.

3.    Status
The obligations of the Guarantor under this Guaranty constitute direct, unsecured and unsubordinated obligations of the Guarantor and the Guarantor undertakes that its obligations hereunder will rank pari passu with all other present or future direct, unsecured and unsubordinated obligations of the Guarantor, save for such obligations as may be mandatorily preferred by law.
4.    Duration
This Guaranty is a guarantee of payment and not merely of collection and it shall continue in full force and effect by way of continuing security until all principal, premium and interest (including any additional amounts required to be paid in accordance with the terms and conditions of the Securities) have been paid in full and all other actual or contingent obligations of the Operating Partnership in relation to the Securities or under the Indenture have been satisfied in full.
Notwithstanding the foregoing, if any payment received by any Holder is, on the subsequent bankruptcy or insolvency of the Operating Partnership, avoided under any applicable laws, including, among others, laws relating to bankruptcy or insolvency, such payment will not be considered as having discharged or diminished the liability of the Guarantor and this Guaranty will continue to apply as if such payment had at all times remained owing by the Operating Partnership.
5.    Exercise of Rights, Subrogation and Claims against the Operating Partnership
Until all principal, premium (if any) and interest and all other monies payable by the Operating Partnership in respect of any Securities shall be paid in full, (i) no right of the Guarantor, by reason of the performance of any of its obligations under this Guaranty, to be indemnified by the Operating Partnership or to take the benefit of or enforce any security or other guarantee or indemnity against the Operating Partnership in connection with the Securities shall be exercised or enforced and (ii) the Guarantor shall not (a) by virtue of this Guaranty or any other reason be subrogated to any rights of any Holder or (b) claim in competition with the Holders against the Operating Partnership. If the Guarantor receives any benefit, payment or distribution in relation to such rights it shall hold that benefit, payment or distribution to the extent necessary to enable all amounts which may be or become payable to the Holders by the Operating Partnership under or in connection with the Securities to be paid in full on behalf and for the benefit of the Holders and shall promptly pay or transfer the same to the Holders as they may direct to the extent such amount shall be due and unpaid by the Operating Partnership to the Holders.
6.    Notices
Each notice or demand under this Guaranty shall be made in writing, in English, and may be sent by messenger, fax or pre-paid first class post to the Guarantor at the address, and for the attention of the person, from time to time designated by the Guarantor for the purposes of this Guaranty. Any such notice or demand shall be effective when actually received by such addressee. The address, attention and telefax number of the Guarantor for notices or demands under this Guaranty for the time being are as follows:
Gramercy Property Trust
90 Park Avenue, 32nd Floor
New York, New York 10016
Attention: General Counsel
Fax: (212) 297-1090

7.    Assignment
The Guarantor shall not be entitled to assign or transfer any or all of its rights, benefits or obligations under this Guaranty. Each Holder shall be entitled to assign all or any of its rights and benefits under this Guaranty.
8.    Severability
If a provision of this Guaranty is or becomes illegal, invalid or unenforceable in any jurisdiction, that shall not affect the validity or enforceability in that jurisdiction or in any other jurisdiction of any other provision of this Guaranty.
9.    Subsequent Guaranties
Any Securities issued by the Operating Partnership under the Indenture on or after the date of this Guaranty shall have the benefit of this Guaranty, but shall not have the benefit of any subsequent guarantee of the Guarantor, unless expressly so provided in any such subsequent guarantee.
10.    Governing Law
This Guaranty shall be governed by and construed in accordance with the laws of the State of New York.

[Signature Page Follows]

IN WITNESS WHEREOF, the Guarantor caused this Guaranty to be duly executed as of the day and year first above written.

GRAMERCY PROPERTY TRUST,
as Guarantor
By:
Name:
Title:

By:
Name:
Title:

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